EXHIBIT 10.1


                             AGREEMENT OF LEASE


                               BY AND BETWEEN


                             TOLLAND ENTERPRISES
                                 (LANDLORD)



                       FARMSTEAD TELEPHONE GROUP, INC.
                                  (TENANT)


                               INDEX TO LEASE
                               --------------

ARTICLE                                  CAPTION
-------                                  -------

I                             Basic Lease Data, Exhibits and Riders
II                            Premises and Term
III                           Rent
IV                            Real Estate and Other Taxes
V                             Operating Expenses
VI                            Use of Premises
VII                           Services, Utilities and Repairs
VIII                          Assignment and Subletting
IX                            Compliance with Law, Etc.
X                             Conditions of Premises; Maintenance
XI                            Landlord's Right of Entry
XII                           Liens
XIII                          Default by Tenant; Right to Terminate;
                               Damages; Self-Help
XIV                           Alterations and Improvements
XV                            Limitation to Landlord's Liability;
                               Tenant's Indemnity; Insurance
XVI                           Damage to Premises
XVII                          Condemnation
XVIII                         Subordination
XIX                           Notices
XX                            Quiet Enjoyment
XXI                           Expiration
XXII                          Control of Park and Common Areas of Park
XXIII                         Security Deposit
XXIV                          Failure to Give Possession
XXV                           Fees and Expenses; Performance or Payment by
                               Landlord
XXVI                          Waiver of Trial by Jury, Counterclaim and
                               Right of Notice of Hearing
XXVII                         Delivery, Recording and Execution of Lease
XXVIII                        Successors and Assigns
XXIX                          Rules and Regulations
XXX                           Governing Law
XXXI                          No Waiver
XXXII                         No Brokerage
XXXIII                        Invalidity of Particular Provisions
XXXIV                         Estoppel Certificates
XXXV                          Security Agreement
XXXVI                         Provisions with Respect to Bankruptcy
XXXVII                        Hazardous Materials
XXXVIII                       First Option to Extend
XXXIX                         Second Option to Extend



                               BUILDING LEASE
                               --------------

THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the Tenant are the Parties hereinafter named, and which relates to space at the 22 Prestige Park Circle, located in East Hartford, Connecticut 06108. The Parties to this instrument hereby agree with each other as follows:

                                  ARTICLE I
                                  ---------

                   Basic Lease Data, Exhibits, and Riders

1.1 INTRODUCTION. The following sets forth basic data and identifying Exhibits, and Riders elsewhere hereinafter referred to in this Lease, and where appropriate, constitute definitions of the terms hereinafter listed.

1.2      BASIC DATA.

         DATE OF EXECUTION:         November 5, 1996

         LANDLORD:                  Tolland Enterprises, a Connecticut
                                    general partnership

         LANDLORD'S ADDRESS:        Post Office Box 280228
         (For Notices)              East Hartford, CT  06128-0228

         TENANT:                    Farmstead Telephone Group, Inc., a
                                    Delaware corporation

         TENANT'S ADDRESS:          81 Church Street
         (For Notice & Billing)     East Hartford, CT  06108

         TENANT'S TRADE NAME:       Farmstead Telephone Group, Inc.

         PREMISES:                  34,760 square feet (Gross Square
                                    Footage) as shown on Exhibit "A"
                                    together with the exclusive right to
                                    park in the area depicted and
                                    identified thereon as the "Parking
                                    Area".

         LEASE TERM:                Sixty (60) calendar months (plus the
                                    partial month, if any immediately
                                    following the Commencement Date).

         COMMENCEMENT:              Term Commencement: Upon substantial
                                                       completion of Landlord's
                                                       Work by notice from
                                                       Landlord.  Substantial
                                                       completion is defined as
                                                       all Landlord's Work
                                                       completed except those
                                                       items the completion of
                                                       which will not
                                                       materially and adversely
                                                       interfere with Tenant's
                                                       use of the Premises.

                                    Rent Commencement: Thirty (30) days
                                                       following Term
                                                       Commencement Date.


         MINIMUM RENT:              Years 1-2: $165,110.00/Annual
                                               ($13,759.17/Monthly)($4.75 PSF)
                                    Year 3:    $173,800.00/Annual
                                               ($14,483.33/Monthly)($5.00 PSF)
                                    Years 4-5: $182,490.00/Annual
                                               ($15,207.50/Monthly)($5.25 PSF)

         OPTION TO EXTEND:          Two (2) Options to Extend at three (3)
                                    years each option.

         TENANT'S PROPORTIONATE     100%
         SHARE:

         SECURITY DEPOSIT:          $13,759.17

         GUARANTOR:                 None

         BROKER:                    Mark Duclos, Sentry Commercial Real Estate
                                    Services, Inc.

         TENANT INSURANCE
         REQUIREMENTS:              Public Liability Insurance
         Bodily Injury:             (Combined Limits
         Property Damage:           of $1,000,000)

         PERMITTED USE:             The Premises shall be used and occupied
                                    solely for warehouse, distribution,
                                    assembly, research and development,
                                    manufacturing and general office and for no other use or purpose.


                                 ARTICLE II
                                 ----------

                             Premises and Terms

2.1 LOCATION OF PREMISES. Landlord hereby Leases to Tenant, and Tenant hereby accepts from Landlord, the Premises suitably identified on Exhibit "A" as those to be occupied by Tenant. Any dimensioning on Exhibit "A" is plus or minus, and not to scale.

2.2 INITIAL TERM. The "Initial Term" of this Lease shall be sixty (60) months plus that portion of the month in which the term begins if it begins on a day other than the first day of a month, unless sooner terminated as herein provided.

                                 ARTICLE III
                                 -----------

                                    Rent

3.1 MINIMUM RENT. Tenant agrees to pay to Landlord, at Landlord's mailing address, or at such other place as Landlord shall from time to time designate by notice to Tenant, monthly, in advance, on the Rent Commencement Date, and on the first day of each and every calendar month during the term of this lease, a sum equal to the Minimum rent specified in Section 1.2 hereof. All monies payable by Tenant to Landlord under this lease shall be rent and payable and recoverable as rent in a manner herein provided. Rent shall be paid to the Landlord without any offset, withholding, reduction, prior notice or demand except as otherwise provided in this Lease. Minimum rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the term of this Lease commences on a day other than the first day of a calendar month, the Minimum rent payment for such month shall be the proportionate part of such monthly Minimum Rent for the partial month from the Rent Commencement Date to the first day of the succeeding calendar month, and the Minimum Rent for such succeeding calendar month.

3.2 RETURNED CHECK. In the event Tenant pays any rent or other charge by check or draft, and said check or draft is not honored by the bank on which it is drawn,an additional charge of $15.00 shall be immediately due and payable from Tenantto Landlord.


3.3 LATE PAYMENT. In the event that any payment of Rent is received by Landlord more than ten (10) days after its due date, said payment shall be subject to a charge of five percent (5%) of the amount of said payment. The late charge provided in this Paragraph shall be in addition to any interest or fees charged Tenant under Article XXV of this Lease.

                                 ARTICLE IV
                                 ----------

                         Real Estate and Other Taxes

4.1 TAXES. Shall mean all taxes, duties, assessment (general or special) and all other charges of similar nature or any tax levied in lieu of the foregoing assessed, levied or imposed against the Building and the land whether said sums are payable to the Town wherein the Premises are located or to any other governmental, or quasi-governmental taxing authority having jurisdiction over the Building. Any assessments shall be considered due as amortized over the maximum period permitted by the applicable law. If due to a change in the method of taxation any franchise, income, profit, rental or other tax shall be levied against Landlord in substitution, in whole or in part for or in lieu of, any tax which would otherwise constitute Taxes payable by Tenant hereunder, such franchise, income, profit or other tax shall be deemed to be a tax for the purpose hereof.

4.2    TENANT'S PROPORTIONATE SHARE.  Shall mean of the Taxes and Common
       Area Expenses applicable to the Building. Tenant shall pay to Landlord Tenant's Proportionate Share as specified in Section 1.2 of any and all Taxes due with respect to the Building and the land appurtenant thereto. Any sum payable by Tenant for Taxes pursuant to this Paragraph shall be deemed additional rent and shall be wholly due and payable within ten
       (10) days after Landlord notified Tenant of the sum due together with a general computation of said sum.

4.3 TAX YEAR. Shall mean the fiscal period during which taxes become due and payable as levied by a governmental authority.

                                  ARTICLE V
                                  ---------

              Operating Costs for the Premises and the Building

5.1 OPERATING COSTS. Landlord, at Tenant's cost and expense, shall repair and maintain in good condition and repair the paving, and maintain sidewalks and parking area and lighting common to the Building of which the Premises are part and shall maintain the entrances, exits and areas appurtenant to the Building in a clean and orderly condition, including maintaining in good and operating condition and repair the roof, walls and foundation of the Building and all shrubbery thereon and mowing of grass thereon and the prompt removal of snow and ice therefrom. Tenant shall pay Landlord, as additional rent, Tenant's Proportionate Share of such maintenance, and snow and ice removal and in addition Tenant's Proportionate Share of the cost of operating, maintaining and managing the Building. Tenant shall pay its Proportionate Share of the costs for liability insurance, hazard insurance and such other insurance as Landlord deems prudent. Landlord shall maintain fire and extended coverage insurance on the Premises, at replacement value at Tenant's expense. Such additional rent shall be payable by Tenant to Landlord within thirty (30) days after Landlord notified Tenant in writing of the sum due hereunder together with a general computation and itemization by category of said sum. It is acknowledged and agreed that Landlord shall have the roof watertight and free of the need for repairs and in good condition prior to Lease Commencement Date. Good condition to be determined by Landlord's and Tenant's roofing consultants. Prior to November 13, 1996 Tenant shall inspect the roof and immediately give Landlord written notice if Tenant determines the roof to be unacceptable. If the two roofing consultants are unable to agree on the status of the roof on or before November 13, 1996, then the matter shall be arbitrated before a mutually acceptable roofing engineer on or before December 15, 1996, the cost of such engineer to be shared equally by Landlord and Tenant. If the parties are unable to agree on a roofing engineer by November 20, 1996, then the current President of BOMA's Connecticut chapter shall appoint a roofing engineer. The decision of the roofing engineer shall be final, and may be enforced in a court of competent jurisdiction. Subsequent to Lease Commencement Date Tenant shall be liable for roof repairs (but not roof replacement).

5.2 In order to provide for current payments on account of Taxes or in the aforesaid operating and maintenance costs and expenses, Landlord may require that Tenant make payments on account of such additional rent in twelve (12) equal monthly installments so that such installments will in such subsequent twelve (12) month period equal (i) the additional rent that was payable by Tenant hereunder for the prior Lease year for such Taxes and operating and maintenance costs or (ii) the amount reasonably estimated and projected by Landlord to be the current year's total of such Taxes and operating and maintenance costs. To the extent that such payments for such twelve (12) month period are less than the amount actually due (resulting in underpayment for such costs in such twelve
       (12) month period) Tenant shall upon demand of Landlord pay to Landlord an amount equal to such underpayment, or Landlord shall, in case of an overpayment, credit the overpayment to Rent thereafter payable by Tenant.

       Notwithstanding anything in the preceding paragraph to the contrary, none of the following, without limitation, shall be included in operating costs: (i) debt service on any mortgage or other loan, (ii) costs attributable to capital improvements (except as otherwise specifically permitted in Section 9.1) as defined by generally accepted accounting principles, (iii) expenses of leasing space (including, without limitation, leasing commissions, advertising, public relations and promotions), (iv) depreciation of improvements which the Internal Revenue Service requires to be depreciated, (v) costs of repairing damage covered by fire and extended coverage, (vi) costs of repairing damage for which Landlord receives reimbursement from others.

5.3 TENANT'S RIGHT TO AUDIT. Landlord shall keep good and accurate books and records in accordance with generally accepted accounting principles concerning operating expenses for a period of at least two
       (2) years after the close of the calendar year. Tenant shall have the right to audit Landlord's records, at Tenant's sole and full cost and expense, to verify the accuracy of the final actual annual invoice for Tenant's contribution hereunder. Written notice of Tenant's intention to audit must be received by Landlord within thirty (30) days of Landlord's submitting the year's final actual invoice; and said audit must be commenced within thirty (30) days of said notice of intention. Said audit must be pursued to completion once begun, without stoppage or postponement, and same must be performed at Landlord's place of business during the hours of 9:00 A.M. to 4:30 P.M., on business days. In the event an overcharge by Landlord or an overpayment by Tenant is proven to have occurred, Landlord shall refund the amount of same within thirty
       (30) days and shall include with said refund interest at the rate of ten (10%) percent per annum.

                                 ARTICLE VI
                                 ----------

                             Use of the Premises

6.1 USE OF THE PREMISES. The premises shall be used and occupied for the purpose specified in Section 1.2, and for no other use or purpose whatsoever, and contained in said Section 1.2. The use of the Premises must be in compliance with rules and regulations promulgated for the Park by Landlord which are now or hereafter in effect and of which Tenant has notice and in compliance with all applicable laws, ordinances and regulations of all governmental or quasi- governmental authorities and of all insurance companies insuring the Premises, or the Center, or any portion thereof.

       In this connection it is understood that Tenant shall not be permitted to engage in any business activities in the parking areas and other common areas (although Tenant's dumpsters will be placed in the area appurtenant to the building) of the Premises or in the common areas of the Park, without the written permission of Landlord and that all signs outside of the Premises and all displays which are visible outside of the Premises and all displays which are visible outside of the Premises, shall be subject to the approval of Landlord which approval shall not be unreasonably withheld. It is understood that Tenant shall not be permitted to use any areas adjacent to the Premises, or any areas designated for parking purposes, for the storage of any materials used in connection with Tenant's business. Any unauthorized use of the Premises or areas adjacent to the Premises or areas designated for parking shall constitute a default by Tenant under the terms of this Lease, and treated as a default under Section 13.1 with all applicable rights.

                                 ARTICLE VII
                                 -----------

                       Services, Utilities and Repairs

7.1 SERVICES, UTILITIES AND REPAIRS. Landlord shall initially provide systems to maintain the heat and cooling in the Premises and such system and all other mechanical system services to Premises shall be in good operating condition as of the Commencement Date.

       Tenant shall, at its expense, pay for all utilities, including heat, water, gas, and electricity used by Tenant on the Premises. Tenant shall also maintain the heating, plumbing and gas systems. In this connection, Landlord shall keep in full force and effect a full service maintenance contractinsuring the performance of Tenant of its obligations hereunder and insuring that the HVAC systems shall be in good operating condition throughout the term without further expense of Tenant. Tenant shall pay the cost of said contract upon receipt of a bill for same (not greater than one (1) year in advance) from Landlord, provided Tenant shall not be liable for the cost of the maintenance contract in excess of a non full service/new equipment contract's cost.

       Tenant shall maintain and repair at its expense, all portions of the Premises, other than those which Landlord is obligated to maintain or repair as set forth above, including but not limited to plate and window glass both affecting the interior of the Premises and the exterior of the Building relating to the Premises; Tenant shall also maintain and repair any obligations that Landlord is obligated to maintain and to repair as set forth above, when then same is necessary because of the act or neglect of Tenant or its agents, servants, or invitees. Tenant shall maintain plate and glass insurance in such form and amount and with such companies as Landlord shall require. Tenant shall keep the areas and walkways appurtenant to the Premises free and clear of rubbish and debris and shall store its refuse and rubbish in receptacles of Tenant's, which are approved by Landlord and in areas to be approved by, Landlord, which approval shall not be unreasonably withheld.

                                ARTICLE VIII
                                ------------

                          Assignment and Subletting

8.1    PROCEDURE.

a. Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this Lease, nor sublet or permit the Premises or any part thereof to be used by other, without Landlord's prior expressed written consent in each instance. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's expressed written consent to any other or further assignment or subletting nor shall any such consent by landlord serve to relieve or release Tenant form its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

b. If Tenant shall desire to assign or to sublet the Premises, Tenant shall give notice thereof to Landlord.

c. Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business and credit of the proposed assignee or subtenant, and any other information reasonably requested by the Landlord.

       Landlord's consent to any such proposed assignment or subletting shall not be unreasonably withheld or unduly delayed, provided, however, that Landlord may withhold consent thereto if in the exercise of its sole judgment it determines that:

       1. The financial condition or general reputation of the proposed assignee or subtenant are not consistent with the extent of the obligation undertaken by the proposed assignment or sublease.

       2. The proposed use of the Premises is not appropriate for the Building or in keeping with the character of the existing tenancies or permitted by the Tenant's Lease (but the foregoing shall not be deemed to enlarge the purposes for which the Premises are permitted to be used as set forth in this Lease).

       3. The nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Building's services or facilities or in any way will lessen the character of the Building.

d. As a condition of Landlord's consent to any assignment or subletting, each assignee of this Lease shall assume in writing all of the terms, covenants and conditions of this Lease on the part of Tenant hereunder to be performed and observed and an original or duplicate original of the instrument of assignment and assumption or of the sublease agreement shall be delivered to Landlord within five (5) days following the making thereof. Any instrument of sublease shall specifically state that such sublease is subject to all of the terms, covenants and conditions of this Lease (but in the case of a sublet, solely with respect to the sublet portion of the Premises).

       If Tenant shall duly comply with all of the foregoing then, as aforesaid, Landlord shall not unreasonably withhold or unduly delay its consent to such assignment or subletting, provided further, however, and on condition that at the time of requesting Landlord's consent Tenant shall pay to Landlord the sum of $100.00 as a processing fee for each assignment and/or subletting.

e. It is agreed that if Landlord shall not exercise any of its foregoing options and shall consent to such assignment or subletting, and Tenant shall thereupon assign this Lease or sublet all or any portion of the Premises, then and in that event Tenant shall pay to Landlord, as additional rent, (1) in the event of an assignment, the amount of all monies, if any, which the assignee has agreed to and does pay to Tenant in consideration of the making of such assignment less the costs of the transaction, including but not limited to any brokerage fees, advertising and alteration costs; and (2) in the event of a subletting that amount, if any, by which the Minimum Rent and additional rent payable by the sublessee to Tenant shall exceed the Minimum Rent plus additional rent allocable to that part of the Premises affected by such sublease, pursuant to the provisions of this Lease plus the amounts, if any, payable by such sublessee to Tenant pursuant to any side agreement as consideration (partial or otherwise) for Tenant making such subletting less the costs of the transaction. Such additional rent payments shall be made monthly within five (5) days after receipt of the same by Tenant or within five (5) days after Tenant is credited with the same by the assignee or sublessee. At the time of submitting the proposed assignment or sublease to Landlord, Tenant shall certify to Landlord in writing whether or not the assignee or sublessee has agreed to pay any monies to Tenant in consideration of the making of the assignment or sublease other than as specified and set forth in such instruments, and if so Tenant shall certify the amounts and time of payment thereof in reasonable detail.

f. If this Lease shall be assigned, or if the Premises or any part thereof be sublet or occupied by any person or persons other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected (which may be treated by Landlord as rent or as use and occupancy) to the rent herein reserved but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a Tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions an covenants of this Lease.

g. Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, additional rent and adjustments of rent, and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease. No assignment shall be binding on Landlord unless, as hereinbefore provided, such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from landlord the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the Premises to which Landlord shall not have expressly consented in writing shall be deemed null and void and of no force and effect.

8.2 SALE OF STOCK. If Tenant is a corporation but not a publicly traded corporation, Tenant agrees that if there shall be a sale or transfer of the legal or beneficial interest of fifty percent (50%) or more of the stock in Tenant as hereinbelow specially defined (whether such sale occurs at one time or at intervals so that, in the aggregate, over the term of this Lease, such a transfer shall have occurred), Landlord shall have the right to cancel and terminate this Lease by giving notice of Landlord's desire to do so at any time prior to the expiration of sixty (60) days after notice from Tenant to Landlord of any such transfer, all with the same force and effect as if the date of such notice from Landlord were the date originally set forth for the expiration of the term hereof. However, Landlord shall not have such right to cancel and terminate this Lease if Landlord consents to such sale, the criteria relating to the granting of such consent being the same as the criteria for landlord's consent to an assignment of this Lease, set forth in Article VIII hereof. A sale or transfer of stock shall in no event abrogate the guaranty obligations of any guarantor of Tenant's obligations.

       The terms "sale" shall include any transfer other than (i) a transfer by operation of law upon the death of a stockholder and the devolution of the stock of such stockholder to his legal representatives, heirs or legatees, or (ii) inter vivos transfers to members of the families of the stockholders now controlling Tenant or trusts for the benefit thereof, and such term "sale" shall also not include a sale to another corporation listed on the major stock exchange. For purposes of this
       Section 8.2 the "Tenant" means the Tenant or any corporation of which Tenant now or hereafter is a subsidiary, or, of which Tenant's parent is now, or then, a subsidiary, or which corporation otherwise controls, directly or indirectly, Tenant.

8.3 FURTHER LIMITATIONS. In no event shall Landlord be obligated either to consent to any proposed assignment or subletting or to elect to terminate the Lease if at the time of proposal of assignment or subletting, Tenant is in default under the terms and conditions of this Lease.

8.4 EXCLUSIONS. Notwithstanding anything to the contrary or which could be construed to the contrary contained in Article VIII, Tenant may, without Landlord's consent (and without Section 8.2, or the fee referred to in Section 8.1(d) being applicable) assign this Lease to (a) any corporation or entity which shall own or control all of the issued and outstanding stock of Tenant, or (b) any corporation or entity whose issued and outstanding capital stock shall be owned by the same shareholders who own or control the issued and outstanding capital stock of Tenant and/or Tenant's parent, or (c) any corporation or entity into which Tenant may merge or to whom it may sell all or substantially all of its assets, or which may result in the consolidation of Tenant with any other corporation or entity, or (d) any entity which is under the control of Tenant, provided in all cases that the financial strength and net worth of the resulting or successor corporation or entity [under 8.4(a), (b) and (c)] is at less equal to that of Tenant at the time of such assignment, sale, merger or consolidation.

                                 ARTICLE IX
                                 ----------

                          Compliance with Law, Etc.

9.1 COMPLIANCE WITH LAW, ETC. Tenant shall throughout the term of this Lease, at its sole expense, promptly comply with all present and future laws and regulations of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof, and the orders and regulations of the National Board of Fire Underwriters, or any policies of insurance affecting the same of which Tenant has notice, or any other body now or hereafter exercising similar functions, which may be applicable to the Premises or Tenant's use thereof and shall hold Landlord harmless from any fine, penalty or other charge that may be imposed as a result of any such noncompliance. If Landlord is required to comply with any of the foregoing, then Tenant shall be required to pay Tenant's Proportionate Share of Landlord's costs therefore, such payment to be made upon demand by Landlord, provided that Tenant will not be required to pay, in any Lease Year, more than the amortized annual amount of said costs as amortized over the useful life of the improvement or alteration. Any increase in Landlord insurance premiums caused by Tenant, or its use of the premises, or normal rate increases shall be paid by Tenant to Landlord upon demand as additional rent hereunder. Landlord hereby covenants that the Premises is presently in compliance with the foregoing laws and regulations, or will be placed in such compliance by Landlord prior to Lease Commencement Date.

                                  ARTICLE X
                                  ---------

                     Conditions of Premises; Maintenance

10.1 CONDITIONS OF PREMISES; MAINTENANCE. Unless the Landlord shall have agreed to perform certain work for Tenant, as hereinafter set forth (hereinafter defined as the "Landlord's Work") Tenant hereby accepts the Premises and the Building (or if the work is to be performed, then Tenant accepts the Premises and the Building subject to the completion of the Landlord's Work) "as is" and in its present condition, but subject to the obligations and representations of Landlord herein.

10.2 LANDLORD'S WORK. Landlord agrees to perform and complete the improvements to the Premises described in Exhibit T in a good and workmanlike manner ("Landlord's Work"). Said Landlord's Work shall be performed at Landlord's expense and in compliance with law.

                                 ARTICLE XI
                                 ----------

                          Landlord's Right of Entry

11.1 LANDLORD'S RIGHT OF ENTRY. Landlord shall have the right to enter upon the Premises from time to time in order to inspect the same and to perform any work therein as Landlord deems necessary, including without limitation, maintenance, repairs and replacements therein which Landlord deems appropriate, or for the purpose of showing the Premises to Perspective purchasers, lessees or mortgagees, but this right shall be exercised in such manner as not to unreasonably interfere with Tenant's use and enjoyment of the Premises.

                                 ARTICLE XII
                                 -----------

                                    Liens

12.1 LIENS. Tenant will not permit any lien for money claimed against or owing by Tenant to be placed against the Premises during the term hereof and should any such lien be recorded, Tenant, will within twenty
       (20) days after such lien is recorded, pay and discharge same. Should any such lien be recorded and not be released or discharged, Landlord may, at Landlord's option (but without obligation so to pay or discharge such lien), pay and discharge any such lien, at the cost and expense of Tenant.

                                ARTICLE XIII
                                ------------

          Default by Tenant; Right to Terminate; Damages, Self Help

13.1 DEFAULT BY TENANT; RIGHT TO TERMINATE; DAMAGES; SELF HELP. If within ten (10) days after written notice Tenant shall fail to pay any rent payable pursuant to Article III hereof, or additional rent payable pursuant to Article IV and Article V hereof or make any other payments when the same are due and payable under the terms of this Lease; or if for a period of twenty (20) days after notice thereof has been given to Tenant by Landlord, Tenant shall be in default or fail to perform or comply with any other term hereof or any duty or obligation imposed upon it by this lease or any rule or regulation of Landlord (providing, however, that if such default cannot be reasonably cured within said twenty (20) day period, Tenant shall fail to commence such cure within the first five (5) days of said period and thereafter diligently pursue the same to completion with all due diligence, good faith and in a commercially reasonable manner); or if the Tenant shall be insolvent, or there shall be filed by or against Tenant, or any guarantor of Tenant's obligations hereunder, a petition is bankruptcy or insolvency or for reorganization, dissolution, liquidation or for the appointment of a receiver or trustee of all or a portion of Tenant's, or such guarantor's, property the same is not discharged within sixty (60) days thereafter or if Tenant or such guarantor makes an assignment for the benefit of creditors or enters into an arrangement or admits its inability to pay its debts as they become due; then and in any such event Landlord shall have the right, at Landlord's option, to enter with judicial process upon the Premises, without being guilty of trespass, change the locks thereto, and again have, repossess, and enjoy the same as if this Lease had not been made, and thereupon this Lease shall terminate without prejudice, however, to the right of Landlord to recover from Tenant all rent due and unpaid up to the time of such re-entry; and, further upon such re-entry all payments of Minimum Rent for the balance of the term of this Lease shall become due and payable, at the option of Landlord, or Landlord's successors and assigns, but with the obligation of Landlord to Tenant to mitigate damages; upon demand by Landlord, or Landlord's successors or assigns, Tenant shall surrender to them complete and peaceable possession of the Premises, and Landlord may, without waiving or postponing any other rights given it by law in such cases, re-let said Premises, or any part thereof, on such terms as Landlord, or its successors, deems best, and apply the proceeds of such reletting, less costs and expenses of Landlord in reletting towards such costs, and hold Tenant responsible for the difference in such net proceeds received by Landlord and the rental that would have been paid by Tenant hereunder. Expenses of Landlord in reletting shall include attorney's fees actually paid in obtaining and reletting the Premises and all brokers, finders and similar fees incurred in the course of reletting and all costs of renovating and redecorating the same.

       Without such re-entry as provided in this paragraph, Landlord may recover possession thereof in any manner permitted by law, including summary process; it being understood that no demand for rent and no re-entry for condition broken, as at common law, shall be necessary to enable Landlord to recover such possession.

                                 ARTICLE XIV
                                 -----------

                        Alterations and Improvements

14.1 ALTERATIONS AND IMPROVEMENTS. Except for alterations to Tenant's sales equipment, Tenant shall not make any alterations or improvements in or to the Premises without the written consent of Landlord which consent shall not be unreasonably withheld as to interior non-structural, non-mechanical, non-electrical changes. At Landlord's option, such improvements or alterations shall be performed by Landlord, at the cost of Tenant provided Landlord's charge and schedule shall be competitive and said charge shall not exceed ten percent (10%) of any responsive and responsible bid tendered by another contractor. Any approved alteration or improvement shall be done by contractors approved by Landlord and in a good and workmanlike manner and in a manner so that the structural integrity of the building in which the Premises is located shall not be impaired. Tenant shall obtain all necessary permits and, at Landlord's option shall submit to Landlord architectural renderings and insurance and lien waivers to Landlord required by Landlord. Upon the making of such alterations or improvements the same shall become the property of Landlord; provided, however, that, at its option, Landlord may, on the termination of this Lease (provided this election is made by Landlord at the time of its consent) require that Tenant remove the same at no expense to Landlord and repair any damage caused by such removal and that the Premises shall be left by Tenant in the condition that the Premises were in at the commencement of the term of this Lease, ordinary wear and tear casualty, condemnation and Landlord's obligations excepted. With respect to the provisions of this
       Section 14.1, Tenant shall comply with all governmental requirements; including but no limited to building, electrical and plumbing codes.
       All work performed shall be done in such a manner as not to disturb or disrupt the operation of the Park or of any other occupants in the Park. Following completion of any changes, additions or improvements, Tenant shall furnish Landlord with current "as-built" drawings and specifications for the Premises reflecting such changes, additions or improvements made to the Premises. Any increase in the Real Estate Taxes or insurance premiums on the Park attributable to such change, addition or improvements shall be paid by Tenant.

                                 ARTICLE XV
                                 ----------

      Limitation on Landlord's Liability; Tenant's indemnity; Insurance

15.1 LIMITATION ON LANDLORD'S LIABILITY; TENANT'S INDEMNITY; INSURANCE. Tenant shall look solely to Landlord's then equity interest in the Building at the time owned, insurance proceeds, and income from the Building, for recovery of any judgment from Landlord; it being agreed that neither Landlord (original or successor), nor any partner (general or limited), associate, executor, participant, principal, agent, employee, executor, or other fiduciary, beneficiary, officer, or other person or entity in or of any partnership, association, joint venture, corporation or other entity, Trust, or Estate from time to time owning Landlord's interest in this Lease, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant (it being agreed by Tenant that such exoneration from personal liability is and shall be absolute and complete with no exception whatsoever).

       With respect to any services to be furnished or obligations to be performed by Landlord to Tenant, Landlord shall never be responsible for failure to furnish or perform the same when (and the time for performance of the same shall be extended for such period as Landlord
       is) prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any Governmental authority, or failure of supply, of inability to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond Landlord's control (financial reasons will not be a recognized cause hereunder), or for any cause due to any act or omission of Tenant, Tenant's invitees, customers, servants, agents, employees, licensees or any person claiming by, through or under Tenant (collectively "Force Majeure").

       Except as otherwise specifically provided herein Landlord shall not be responsible for the loss of or damage to property or death or injury to persons, occurring in or about the Premises, or the Building regardless of the cause thereof, including, without limitation, any loss or damage caused by: (a) any repairs or alterations, (b) any existing or future condition, defect, matter or thing in the Premises or the property of which the Premises are a part, whether caused by Tenant or by Tenant's guests, its agents, employees or by others, or (c) defective electric wiring, or the breaking, bursting, stoppage or leaking of any part of the Premises or the Building, including the plumbing, air conditioning, heating, fire control sprinkler systems, roof, or gas, sewer or pipes. In no event shall Landlord ever be liable to Tenant for any indirect, special, or consequential damages by reason of Landlord's breach or default of the terms of this Lease or otherwise.

       To the maximum extent this Agreement may be made effective, Tenant agrees to indemnify and save Landlord harmless from and against all claims of whatever nature arising in or about the Premises or the park from any act or omission of Tenant, or Tenant's contractors, licensees, agents, invitees, servants or employees. This indemnity and hold harmless Agreement shall include indemnity against all costs, expenses and liabilities occurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof with counsel acceptable to Landlord, but shall exclude casualty, condemnation and matters resulting from a failure by Landlord to perform its obligations hereunder.

       Tenant agrees to maintain in full force throughout the term of this Lease, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of public liability and property damage insurance under which Landlord is named as additional insured, and under which the insurer agrees to indemnify and hold Landlord and those in privity of estate with Landlord, harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages mentioned in this section, in the broadest form of such coverage from time to time available in the State of Connecticut. Each policy required to be maintained hereunder by Landlord and Tenent shall contain full waiver of the right of subrogation of such insurance company against the other party and its officers, directors and partners and those in privity with the other party and its officers, directors and partners and those in privity with the other party and shall be non-cancelable and non-amendable with respect to such party and such party's designees without ten (10) days prior notice to such other party; a duplicate original or certificate thereof shall be delivered to such other party. With respect to the liability policy of Tenent, the minimum limits of liability of such insurance shall be as specified in
       Article I.

                                 ARTICLE XVI
                                 -----------

                             Damage to Premises

16.1 DAMAGE TO PREMISES. In the event of damage to the Premises by fire, the elements, or other casualty, Landlord shall have the option, exercisable within thirty (30) days after such damage, to terminate this Lease if such damage affects in excess of thirty (30%) percent of the floor area of the Premises or, to repair the Premises and Landlord shall give Tenant notice of the estimated date of repair completion. If such damage renders the Premises untenantable in whole or in such part that it is impracticable to conduct Tenant's business therein, the rent shall abate until the damages have been repaired, based on the proportion that the unused and unoccupied portion of the Premises bears to the total Premises. If the damage to the Premises is not repaired by Landlord within a reasonable time, or in any event is not or cannot be repaired (according to Landlord's aforesaid estimate) within one hundred eighty (180) days after such casualty, Tenant shall have the right to terminate this Lease forthwith by giving the Landlord notice of such termination no later than twenty (20) days after such one hundred eighty (180) day period has elapsed or after getting Landlord's estimated repair completion date if same exceeds one hundred eighty (180) days.
       The one hundred eighty (180) day period is "time is of the essence", and Force Majeure extension shall not be applicable. If Landlord or Tenent shall not terminate this Lease as permitted herein, Landlord shall proceed to repair the Premises with diligence and shall have recourse to Landlord's casualty insurance policy for the cost of such reconstruction and Landlord shall not look to Tenent for such costs.

                                ARTICLE XVII
                                ------------

                                Condemnation

17.1 CONDEMNATION. If any material part of the Premises are taken in condemnation proceedings or by any right of eminent domain for public or quasi- public use, this Lease, at the option of Landlord, shall terminate upon such taking. If all of the Premises or a substantial amount of the appurtenant parking or ingress/egress are taken either party may terminate the Lease. Such right of termination shall be effectuated by giving notice from one party to the other. Landlord alone, and not Tenant, shall have the right to participate in and receive damages and/or compensation for any such taking and Tenant will not bring any action or seek to recover damages for such taking and Tenant hereby grants to Landlord all of the Tenant's rights, if any, to such damages and covenants to execute and deliver such further instruments of assignment thereof as the Lessor may from time to time request.

       Notwithstanding anything contained herein, Tenant shall be entitled to any amount to the extent it shall not reduce Landlord's award, that may be awarded as damages or paid as a result or in a settlement of such proceeds or threat for damages to Tenant's business and fixtures and moving expenses.

                                ARTICLE XVIII
                                -------------

                                Subordination

18.1 SUBORDINATION. This Lease is and shall be subordinate to any mortgage or mortgages (the "Mortgagee") now or hereafter encumbering the Premises or the Building or any portion therefor interest therein, without the necessity of any further document (provided Mortgagee furnishes Tenant with a commercially reasonable nondisturbance agreement simultaneously with the effective date of such subordination) . Tenant agrees to execute and deliver any further commercially reasonable document or instruments which may be required to further effectuate said subordination and to attorn to the holder of any such mortgage if the holder subsequently becomes the owner of the Premises.

                                 ARTICLE XIX
                                 -----------

                                   Notices

19.1 NOTICES. Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing, and shall be personally delivered or mailed by registered or certified mail, postage prepaid, and shall be valid upon receipt by addressee unless the last subparagraph hereof shall apply.

       If intended for Landlord, addressed to Landlord at the address set forth elsewhere in this Lease, or to such other address or addresses as may from time to time hereafter be designated in writing by Landlord or Landlord's agent.

       If intended for Tenant, addressed to Tenant at the address or addresses as may from time to time hereafter be designated by Tenant in writing, or at the address specified in this Lease or at the Premises and to George J. Taylor, Jr at 93 Farmstead Lane, Windsor, CT 06095, with a courtesy copy (the delivery of which will not affect the validity of a notice otherwise validly given) to David R. Glissman, Esquire, MacDermid, Reynolds and Glissman, P.C., 86 Farmington Avenue, Hartford, Connecticut 06105.

       In the event the notice mailed with sufficient postage as above provided shall not be received upon attempted delivery thereof to the proper address and shall be returned by the Postal Service to the sender because of a refusal of receipt, the absence of a person to receive, or otherwise, the time of the giving of such notice shall be the time of such attempted delivery.

                                 ARTICLE XX
                                 ----------

                               Quiet Enjoyment

20.1 QUIET ENJOYMENT. Upon compliance with the terms and conditions of this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises for the term of this Lease and any extension of said term provided for herein.

                                 ARTICLE XXI
                                 -----------

                                 Expiration

21.1. EXPIRATION. At the expiration of the term of this Lease or any extension thereof, Tenant will quit and surrender the Premises in as good a state and condition as reasonable use and wear thereof will permit, damage by the elements, fire and other casualty and obligations of Landlord excepted. Any holding over by Tenant shall not operate, except by written Agreement, to extend or renew this Lease, and no tenancy of any duration shall be created thereby, provided, however, if Tenant does hold over, without creating any additional estate in Tenant, the Minimum Rent payable pursuant to Article III hereof shall be double such Minimum Rent during the period of such holding over.

                                ARTICLE XXII
                                ------------

                  Control of Park and Common Areas of Park

22.1 CONTROL OF BUILDING AND PARK. All automobile parking areas, driveways, walkways, entrances and exits thereto, and other facilities furnished by Landlord in the Park on which the Premises are located shall at all times be subject to the reasonable rules and regulations exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Paragraph. Tenant shall have the exclusive use, however, of the area identified as "Parking Area" on Exhibit A attached hereto.

                                ARTICLE XXIII
                                -------------

                              Security Deposit

23.1 SECURITY DEPOSIT. Tenant has deposited with Landlord the sum specified in Section 1.2, if any, as security for the faithful performance and observance by Tenant of the terms of this Lease. In the event Tenant defaults under this Lease, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Fixed Rent and additional rent or any sum as Landlord may expend or may be required to expend by reason of Tenant's default under this Lease, including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Landlord. If a part or all of the security deposit shall be applied as herein provided and this Lease shall not terminate then Tenant shall deposit with Landlord such additional sum necessary to bring the security deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the terms of this Lease, the security (without interest or earnings thereon) shall be returned to Tenant after the date fixed at the end of this Lease and delivery of the Premises or the Landlord may transfer the security to such transferee and the Landlord shall thereupon be relieved from all further liability for the return of such security; Tenant shall not assign or encumber such security deposit.

                                ARTICLE XXIV
                                ------------

                         Failure to Give Possession

24.1 FAILURE TO GIVE POSSESSION. If Landlord is unable to give possession of the Premises on the date of commencement of the term hereof, because of the holding over or retention of possession of any lessee, or other occupant, or Landlord has not completed the Work, Landlord shall not be subject to any liability for failure to give possession on such date and the validity of this Lease shall not be impaired nor shall the same be construed to extend the term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until Landlord shall have given Tenant written notice that the Premises are substantially ready for Tenant's occupancy, whereupon such abatement shall cease. If the Premises are not delivered within ninety (90) days following the date hereof, Tenant shall have the right to terminate their Lease, if such right is exercised prior to Landlord's notice of delivery.

                                 ARTICLE XXV
                                 -----------

            Fees and Expenses; Performance or Payment by Landlord

25.1 FEES AND EXPENSES; PERFORMANCE OR PAYMENT BY LANDLORD. If Tenant shall default (after applicable cure periods) in the observance or performance of any term on Tenant's part to be observed or performed hereunder, then, Landlord may immediately, or at any time thereafter, and, unless otherwise provided herein, without notice perform the same for the account of Tenant. If Tenant fails to make any payment of Minimum Rent, or additional rent hereunder when due or Landlord makes any expenditures or incurs any obligations for the payment of money in connection with a default of Tenant hereunder or performs any obligations to be performed hereunder by Tenant and not so performed by Tenant, including, without limitation, reasonable attorneys' fees, in instituting, persecuting or defending any action or proceeding, such unpaid rent, and sums paid or obligations incurred shall be due, with interest at the rate of eighteen percent (18%) per annum from the date that such rent was due or, Landlord cured a default of Tenant hereunder, from the date of such payment by Landlord (or the date such obligation is incurred by Landlord) to the date of payment by Tenant, and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor.

                                ARTICLE XXVI
                                ------------

    Waiver of Trial by Jury, Counterclaim and Right to Notice of Hearing

26.1   WAIVER OF TRIAL BY JURY, COUNTERCLAIM AND RIGHT TO NOTICE OF
       HEARING. The Parties hereto hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other on any matters arising out of or connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and any emergency, statutory or other remedy. In the event Landlord commences any summary proceeding for possession of the Premises, Tenant hereby waives the right to interpose any counterclaim in any such proceeding.

                                ARTICLE XXVII
                                -------------

                 Delivery, Recording and Execution of Lease

27.1 DELIVERY OF LEASE. No rights are to be conferred upon Tenant until this Lease has been signed by Landlord, and an executed copy of the Lease has been delivered to Tenant. Employees or agents of Landlord have no authority to make or agree to make a Lease or any other Agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to Lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant, or any agent or other representative thereof, are incorporated herein and no prior representations, understandings or agreements from one party to the other shall be binding upon the parties. The terms hereof may be modified or altered only by written Agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

27.2 RECORDING. Tenant shall not record this Lease, and any such recording will be a default hereunder, and at the sole option and election of Landlord, any such recording shall automatically give Landlord the right to terminate this Lease by written notice to Tenant effective as of the date of such recording. Each party shall, on the request of the other, execute a so-called Notice of Lease or short form Lease in recordable form and complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the rental or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

27.3 EXECUTION OF LEASE. The person signing this Lease on behalf of Tenant certifies that he has full authority to execute the same on behalf of Tenant and that this Lease has been duly authorized, executed and delivered by Tenant and is binding upon Tenant in accordance with its terms.

                               ARTICLE XXVIII
                               --------------

                           Successors and Assigns

28.1 SUCCESSORS AND ASSIGNS. Subject to the terms hereof, all of the terms of this Lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors (and to the extent permitted hereunder) and assigns of the Parties hereto.

28.2 In the event Landlord decides to put the Premises up for sale on the open market, Landlord shall give notice of this fact to Tenant.

                                ARTICLE XXIX
                                ------------

                            Rules and Regulations

29.1 RULES AND REGULATIONS. The rules and regulations appended to this Lease, if any, are hereby made a part of this Lease, and Tenant agrees to comply with and observe the same. Tenant's failure to keep and observe said rules and regulations following notice of such failure and passing of the applicable grace period shall constitute a default under the terms of this Lease. Landlord reserves the right, from time to time, to adopt or amend or supplement said rules and regulations and to reasonably adopt and promulgate additional rules and regulations applicable to the Premises and to the Park. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations, and amendments thereto and supplements thereof, provided the same shall be reasonable and shall apply uniformly to all Tenants of Landlord.

                                 ARTICLE XXX
                                 -----------

                                Governing Law

30.1 GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the State wherein the Premises are located, as said laws may exist from time to time.

                                ARTICLE XXXI
                                ------------

                                  No Waiver

31.1 NO WAIVER. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having the effect of any original breach. Landlord's receipt of rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach. Landlord's failure to enforce against Tenant or any other Tenant of the Building any of the rules and regulations made by Landlord shall not be deemed a waiver of such rules or regulations. Landlord shall not be required to enforce any such rules against Tenant or any other occupant of the Building but Landlord may assign to any other such occupant its right to enforce such rules against Tenant. No act or thing done by Landlord, its agents or employees during the Lease term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the rent due shall be deemed to be other than on account and as allocated in Landlord's sole discretion, nor shall any enforcement or statement on any check or any letter accompanying or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

                                ARTICLE XXXII
                                -------------

                                No Brokerage

32.1 NO BROKERAGE. Tenant warrants and represents that Tenant has not dealt with any broker, except as named in Section 1.2 (who will be paid by Landlord), in connection with the consummation of this Lease; and in the event of any brokerage claims against Landlord predicated upon prior dealings with the Tenant named herein, Tenant agrees after notice to hold harmless, defend and indemnify Landlord against any such claim.

                               ARTICLE XXXIII
                               --------------

                     Invalidity of Particular Provisions

33.1 INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                ARTICLE XXXIV
                                -------------

Estoppel Certificates

34.1 ESTOPPEL CERTIFICATES. Tenant shall, without charge, at any time from time to time within ten (10) days after written request by landlord, certify by written instrument, (in recordable form if requested) duly executed, acknowledged and delivered to Landlord, or to any mortgagee or proposed mortgagee, or any purchaser or proposed purchaser, or to any other entity reasonably specified by Landlord:

       a. The Term Commencement Date, the Rent Commencement Date, the original expiration date, the present expiration date, and the existence, number, and term of any Option periods.

       b. Whether or not Landlord is in default, in any way, in the performance of any of the covenants, conditions and agreements to be performed by Landlord in accordance with this Lease and if there is any such default, specifying the nature of same.

       c. What the amount of rent is pursuant to the terms of this Lease, and the dates, if any, to which the Rental and other charges hereunder have been paid in advance.

       d. That this Lease is unmodified and in full force and effect, or in the event that there have been modifications, that the same is in full force and effect as modified and setting forth the modifications.

       e. Whether or not there are then any existing claims, setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with, and if so, specifying the same.

       f. The status of any other matter relative to this Lease or the relation of the Parties.

       Upon the failure of Tenant to deliver such certificates within the time above specified, such failure shall be deemed tantamount to the delivery of the certificate by Tenant to Landlord to the effect that this lease is valid and in full force and effect and that no party at the time is in default under any of the terms of this Lease, and no advance payments have been made.

       Or in the alternative at Landlord's option, by failing to respond within the said ten (10) days the Tenant hereby irrevocably appoints Landlord as Attorney-In-Fact for the Tenant, with full power and authority to execute and deliver in the name of the Tenant any such certificates.

                                ARTICLE XXXV
                                ------------

                             Security Agreement

35.1   SECURITY AGREEMENT.  Intentionally Omitted.

                                ARTICLE XXXVI
                                -------------

                    Provisions with Respect to Bankruptcy

36.1 BANKRUPTCY CODE ASSIGNMENTS. If the Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C.s 191 et seq., or otherwise, as now existing or hereafter amended (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

36.2 LANDLORD'S RIGHT OF FIRST REFUSAL. If Tenant or the trustee assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant or the trustee, then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease shall be given to Landlord by Tenant or the trustee no later than twenty (20) days after receipt by Tenant or the trustee, but in any event no later than ten (10) days prior to the date that Tenant or the trustee shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant or the trustee given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions and any costs and expenses of preparing the Premises for the new tenant which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

36.3 ASSIGNEE'S LIABILITY. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

36.4 ITEMS INCLUDED IN RENT. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, including, without limitation, the applicable Annual Minimum Rent and additional rent, shall constitute rent for the purpose of Section 502(b)(6) of the Bankruptcy Code.

                               ARTICLE XXXVII
                               --------------

                             Hazardous Materials

37.1 HAZARDOUS MATERIALS. Tenant (nor Tenant's agents, servants, employees, contractors, subtenants, assignees, invitees or guests) shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not here has been release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

                               ARTICLE XXXVIII
                               ---------------

38.1   FIRST OPTION TO EXTEND.  Provided the Tenant is not in default,
       Tenant shall have one (1) option to extend the Term of this Lease for a further period of three (3) years and no months provided, however, that Tenant shall give Landlord notice of its intention to extend not less than six (6) months prior to the expiration of the original Term of this Lease. Said notice shall be effective only if given in the timely manner described (time being of the essence in relation to said notice) and provided Tenant is not in default under the Lease on the date of the notice nor on the date the original Term of the Lease is scheduled to expire. Such extended term shall be subject to all of the agreements, covenants and conditions set forth in this Lease except for (i) the Minimum Rent payable pursuant to Article III hereof which shall be as set forth hereinafter, and except for (ii) further Options to Extend, as to which there shall be one (1). It is agreed and understood that the annual Minimum Rent for the extended period shall be equal to ninety-five (95%) percent of fair market rental value rate of the Premises as of the Commencement Date of this extended term.

       The Parties shall execute an Amendment to this Lease at least three (3) months prior to the said original expiration date memorializing said new Minimum Rent.

       If the Landlord and the Tenant are unable to mutually agree in writing upon the said fair market rental value with thirty (30) days after Tenant's exercise of its rights hereunder the said fair market rental value shall be determined by a panel of two appraisers who are members of the American Institute of Real Estate Appraisers one of whom shall be selected by landlord and one by Tenant. The two appraisers shall attempt to agree on the said value and if they cannot agree within thirty (30) days, a third shall be selected by the two so nominated and a decision by the majority of these three shall be accepted as final and binding upon the Landlord and Tenant. All costs and expenses of said appraisers shall be borne in equal shares by the Landlord and the Tenant, except the said costs and expenses shall be borne by the party requesting this appraisal procedure if the figure thus determined is within ten (10%) percent of the figures proffered in writing by the other party prior to commencing selection of the appraisers.

       If Landlord or the Tenant shall fail to select an appraiser in accordance with the provisions hereof and such failure shall continue for a period of twenty (20) days after written notice thereof by either to the other, then in that event the appraisers selected by the party selecting an appraiser shall alone determine the fair market value and the costs of such appraisal shall be paid in equal shares by the Landlord and the Tenant.

                                ARTICLE XXXIX
                                -------------

39.1 SECOND OPTION TO EXTEND. Provided the Tenant is not in default and further provided Tenant has validly exercised its First Option to Extend, Tenant shall have one (1) option to extend the term of this Lease for a further period of three (3) years and no months provided, however, that Tenant shall give Landlord written notice of its intention to extend not less than six (6) months prior to the expiration of the term of this Lease as extended by the First Option to Extend. Said notice shall be effective only if given in the timely manner described (time being of the essence in relation to said notice) and provided tenant is not in default under the Lease on the date of the notice nor on the date the original term of the Lease is scheduled to expire as extended by the First Option to Extend. Such extended term shall be subject to all of the agreements, covenants and conditions set forth in this Lease except for (i) the Minimum Rent payable pursuant to Article III hereof which shall be as set forth hereinafter, and except for further Options to Extend as to which there shall be none. It is agreed and understood that the annual Minimum Rent for the extended period shall be equal to ninety-five (95%) percent of fair market rental value rate of the Premises as of the Commencement Date of this extended term.

       The Parties shall execute an Amendment to this Lease at least three (3) months prior to the said original expiration date memorializing said new Minimum Rent.

       If the Landlord and the Tenant are unable to mutually agree in writing upon the said fair market rental value with thirty (30) days after Tenant's exercise of its rights hereunder the said fair market rental value shall be determined by a panel of two appraisers who are members of the American Institute of Real Estate Appraisers one of whom shall be selected by landlord and one by Tenant. The two appraisers shall attempt to agree on the said value and if they cannot agree within thirty (30) days, a third shall be selected by the two so nominated and a decision by the majority of these three shall be accepted as final and binding upon the Landlord and Tenant. All costs and expenses of said appraisers shall be borne in equal shares by the Landlord and the Tenant, except the said costs and expenses shall be borne by the party requesting this appraisal procedure if the figure thus determined is within ten (10%) percent of the figures proffered in writing by the other party prior to commencing selection of the appraisers.

       If Landlord or the Tenant shall fail to select an appraiser in accordance with the provisions hereof and such failure shall continue for a period of twenty (20) days after written notice thereof by either to the other, then in that event the appraisers selected by the party selecting an appraiser shall alone determine the fair market value and the costs of such appraisal shall be paid in equal shares by the Landlord and the Tenant.



IN WITNESS WHEREOF, the Parties hereto have set their hands and seals in three
(3) counterpart copies, each of which counterpart copy shall be deemed an original for all purposes, as of the date and year first above written.


WITNESSES:                             LANDLORD:


                                       TOLLAND ENTERPRISES
------------------------------


------------------------------         BY:  /s/ Robert Beckenstein
                                            ----------------------


                                            TENANT:
                                       FARMSTEAD TELEPHONE GROUP, INC.
_____________________________



____________________________           BY:   /s/ George J. Taylor, Jr.
                                             -------------------------
                                                 George J. Taylor, Jr.
                                       President, Chairman and Chief Executive
                                       Officer